UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2017

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	333-198305 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 977-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.     Other Events.

As previously disclosed, on January 4, 2017, the board of directors (the “Board”) of Moody National REIT II, Inc. (the “Company”) amended the Company’s share repurchase program (the “SRP”) to provide that the Board may amend, suspend or terminate the SRP at any time upon 10 days’ prior written notice to the Company’s stockholders, which notice may be provided by including such information (i) in a Current Report on Form 8-K or in the Company’s annual or quarterly reports, all as publicly filed or furnished with the Securities and Exchange Commission, or (ii) in a separate mailing to the Company’s stockholders. On March 14, 2017, the Company suspended the SRP. Pursuant to the terms of the SRP, as amended, the suspension will not go into effect until March 24, 2017. The Company anticipates reinstating the SRP following the completion of its merger with Moody National REIT I, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2017	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President